Exhibit 99

DESCRIPTION OF CAPITAL STOCK

Authorized and Outstanding Capital Stock

The authorized capital stock of Protective is 164,000,000 shares, consisting of:

•                  4,000,000 shares of preferred stock, par value $1.00 per share, including 400,000 shares of preferred stock designated as Series A Junior Participating Cumulative Preferred Stock, par value $1.00 per share (the “Junior Preferred Stock”), of which no shares are outstanding as of the date of the filing of this Form 8-K; and

•                  160,000,000 shares of common stock, par value $0.50 per share, of which 85,705,659 shares were outstanding as of April 25, 2011.

In general, the classes of authorized capital stock are afforded preferences with respect to dividends and liquidation rights in the order listed above. The Board of Directors of Protective may, without approval of the stockholders, issue preferred stock in one or more series, with the numbers of shares of each series and the rights, preferences and limitations of each series to be determined by it. The specific matters that may be determined by the Board of Directors include, but are not limited to, the dividend rights, conversion rights, redemption rights and liquidation preferences, if any, of any wholly unissued series of preferred stock, or of the entire class of preferred stock if none of such shares have been issued, the number of shares constituting any such series and the terms and conditions of the issue thereof. The descriptions set forth below do not purport to be complete and are qualified in their entirety by reference to:

•                  the 1998 Restated Certificate of Incorporation of Protective; and

•                  the 2010 Amended and Restated Bylaws of Protective.

No holders of any class of Protective’s capital stock are entitled to preemptive rights.

Common Stock

Subject to the rights of the holders of any shares of preferred stock which may at the time be outstanding, holders of common stock are entitled to such dividends as the Board of Directors may declare out of legally available funds. The holders of common stock possess exclusive voting rights in Protective, except to the extent the Board of Directors has specified or specifies voting power with respect to any preferred stock that may be issued. Except as hereinafter described, holders of common stock are entitled to one vote for each share of common stock, but do not have any right to cumulate votes in the election of directors. In the event of liquidation, dissolution or winding up of Protective, the holders of common stock are entitled to receive, after payment of all of Protective’s debts and liabilities and of all sums to which holders of any preferred stock may be entitled, the distribution of any remaining assets of Protective. Holders of common stock are not entitled to preemptive rights with respect to any shares which may be issued. The Bank of New York Mellon is the registrar and transfer agent for the common stock. The common stock is listed on the New York Stock Exchange under the symbol “PL.”

Preferred Stock

Protective’s Board of Directors has the authority to issue preferred stock in one or more series and to fix the title and number of shares constituting any such series and the designations, relative voting rights, dividend rights (including whether dividends will be cumulative), dividend rates, liquidation and other rights, preferences and limitations without any further stockholder approval. The rights, preferences, privileges and restrictions, including dividend rights, voting rights, terms of redemption and liquidation preferences, of the preferred stock of each series will be fixed or designated pursuant to a certificate of designation adopted by the Board of Directors or a duly authorized committee thereof.

Junior Preferred Stock

Protective’s Board of Directors authorized for issuance 400,000 shares of Junior Preferred Stock in connection with the adoption by Protective of a stockholders’ rights plan, which plan expired on August 18, 2005.  The rights plan had provided that each share of Protective’s common stock outstanding as of August 18, 1995 was entitled, under certain circumstances, to purchase shares of Junior Preferred Stock pursuant to the terms of a rights agreement. While the rights plan has expired, Protective’s Board of Directors has reserved the right to institute a rights plan in the future, which plan may include the right of holders of common stock to purchase shares of Junior Preferred Stock, if the Board of Directors determines, in the exercise of its fiduciary duties, that such action is in the best interests of the Company’s stockholders.

General.  400,000 shares of Junior Preferred Stock have been reserved and authorized for issuance by Protective’s Board of Directors. No shares of Junior Preferred Stock are outstanding as of the date hereof.  The following statements with respect to the Junior Preferred Stock do not purport to be complete and are subject to the detailed provisions of Protective’s certificate of incorporation which is filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

Ranking.  The Junior Preferred Stock shall rank junior to all other series of Protective’s preferred stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

Dividends and Distributions.  Subject to the prior and superior rights of the holders of any share of any series of preferred stock ranking prior to and superior to the shares of Junior Preferred Stock with respect to dividends, the holders of shares of Junior Preferred Stock, in preference to the holders of common stock and of any other junior stock which may be outstanding, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for that purpose, quarterly dividends payable in cash on the first day of January, April, July and October in each year commencing on the first quarterly dividend payment date after the first issuance of a share or fraction of a share of Junior Preferred Stock, in an amount per share, rounded to the nearest cent, equal to the greater of (1) $2.50 per share ($10.00 per annum) or (2) subject to adjustment upon certain dilutive events, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of common stock or a subdivision of the outstanding shares of common stock (by reclassification or otherwise), declared on the common stock, since the immediately preceding quarterly dividend payment date, or, with respect to the first quarterly dividend payment date, since the first issuance of any share or fraction of a share of Junior Preferred Stock.

Protective shall declare a dividend or distribution on the Junior Preferred Stock immediately after it declares a dividend or distribution on the common stock (other than a dividend payable in shares of common stock); provided that, in the event no dividend or distribution shall have been declared on the common stock during the period between any quarterly dividend payment date and the next subsequent quarterly dividend payment date, a dividend of $2.50 per share ($10.00 per annum) on the Junior Preferred Stock shall nevertheless be payable on such subsequent quarterly dividend payment date.

Voting Rights.  The holders of shares of Junior Preferred Stock shall have the following voting rights:

•                  subject to adjustment upon certain dilutive events, each share of Junior Preferred Stock shall entitle the holder thereof to 100 votes (and each one one-hundredth of a share of Junior Preferred Stock shall entitle the holder thereof to one vote) on all matters submitted to a vote of the stockholders of Protective;

•                  except as otherwise provided by the certificate of designation, the certificate of incorporation, any other certificate of designation creating a series of preferred stock or any similar stock or by law, the holders of shares of Junior Preferred Stock and the holders of shares of common stock shall vote together as one class on all matters submitted to a vote of stockholders of Protective; and

•                  except as provided in the certificate of designation or by applicable law, holders of Junior Preferred Stock shall have no special voting rights and their consent shall not be required for authorizing or taking any corporate action.

Liquidation, Dissolution or Winding Up.  Upon any liquidation (voluntary or otherwise), dissolution or winding up of Protective, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock unless, prior thereto, the holders of shares of Junior Preferred Stock shall have received the higher of (1) $10 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (2) an aggregate amount per share, subject to adjustment upon certain dilutive events, equal to 100 times the aggregate amount to be distributed per share to holders of common stock; nor shall any distribution be made to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Junior Preferred Stock, except distributions made ratably on the Junior Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding-up.

Consolidation, Merger, etc.  In case Protective shall enter into any consolidation, merger, combination or other transaction in which the shares of common stock are exchanged for or changed into other stock or securities, cash and/or any other property, or otherwise changed, then in any such case, each share of Junior Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share (subject to adjustment upon certain dilutive events) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of common stock is changed or exchanged.

Certain Restrictions.  Whenever quarterly dividends or other dividends or distributions payable on the Junior Preferred Stock are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Junior Preferred Stock outstanding shall have been paid in full, Protective shall not:

•                  declare or pay dividends, or make any other distributions on any shares or stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Junior Preferred Stock;

•                  declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Junior Preferred Stock except dividends paid ratably on the Junior Preferred Stock, and all such parity stock on which the dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

•                  redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Junior Preferred Stock, provided that Protective may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of Protective ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock; or

•                  purchase or otherwise acquire for consideration any shares of Junior Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Junior Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by Protective’s Board of Directors) to all holders of such shares upon such terms as Protective’s Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series or classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

Protective shall not permit any subsidiary of Protective to purchase or otherwise acquire for consideration any shares of stock of Protective unless Protective could, in accordance with the foregoing restrictions, purchase or otherwise acquire such shares at such time and in such manner.

Redemption.  The shares of Junior Preferred Stock are not redeemable.

Potential Anti-takeover Effect of Protective’s Restated Certificate of Incorporation and Delaware Law

The provisions of Protective’s restated certificate of incorporation and Delaware law that are summarized below may have an anti-takeover effect and may delay, defer or prevent a tender offer or takeover attempt that a stockholder might consider to be in such stockholder’s best interests, including those attempts that might result in a premium over the market price for the shares held by stockholders.

Issuance of Preferred Stock.  Pursuant to the certificate of incorporation, Protective’s Board of Directors by resolution may establish one or more series of preferred stock having such number of shares, designation, relative voting rights, dividend rights, dividend rates, liquidation and other rights, preferences and limitations as may be fixed by the Board of Directors without any further stockholder approval. Such rights, preferences, privileges and limitations as may be established could have the effect of impeding or discouraging the acquisition of control of Protective.

Action by Written Consent.  Protective’s certificate of incorporation does not permit stockholders to take action by written consent.

Business Combinations.  Protective’s certificate of incorporation contains a “fair price” provision which generally requires that certain “business combinations” with a “related person” (generally the beneficial owner, together with affiliates and associates of such person, of at least 20 percent of Protective’s voting stock) be approved by the holders of at least 80 percent of Protective’s voting stock and the holders of at least 67 percent of the voting stock held by stockholders other than such related person, unless:

(1)                                  at least a majority of the “continuing directors” of Protective

•                                          has expressly approved in advance the acquisition of Protective’s voting stock that caused the related person involved in the business combination to become a related person; or

•                                          has approved the business combination; or

(2)                                  the business combination is either a “reorganization” or a business combination in which Protective is the surviving corporation and, in either event, the cash or fair market value of the property, securities or other consideration to be received per share as a result of the business combination by holders of the common stock of Protective other than the related person is not less than the highest per share price, with appropriate adjustments for recapitalizations and for stock splits, stock dividends and like distributions, paid by such related person in acquiring any holdings of Protective’s common stock either in or subsequent to the transaction or series of transactions by reason of which the related person became a related person.

Protective’s certificate of incorporation contains the following definitions:

“Business combination” means:

•                  any reorganization of Protective or a subsidiary of Protective with or into a related person;

•                  any sale, lease, exchange, transfer or other disposition, including without limitation a pledge, mortgage or any other security device, of all or any “substantial part” of the assets either of Protective or of a subsidiary of Protective, or both, to a related person;

•                  any reorganization of a related person with or into Protective or a subsidiary of Protective;

•                  any sale, lease, exchange, transfer or other disposition of all or any substantial part of the assets of a related person to Protective or a subsidiary of Protective;

•                  the issuance of any securities of Protective or any subsidiary of Protective to a related person except if such issuance were a stock split, stock dividend or other distribution pro rata to all holders of the same class of voting stock;

•                  any reclassification of Protective’s securities, including any reverse stock split, or any other recapitalization that would have the effect of increasing the voting power of a related person; and

•                  any agreement, contract, plan or other arrangement providing for any of the transactions described in the definition of business combination.

For purposes of Protective’s certificate of incorporation, “continuing director” means a director who was a member of the Board of Directors of Protective immediately prior to the time such related person became a related person.

“Substantial part” means more than 20 percent of the fair market value of the total assets of the corporation in question, as determined in good faith by a majority of the continuing directors as of the end of its most recent fiscal year ending prior to the time the determination is being made.

“Reorganization” is defined to mean a merger, consolidation, plan of exchange, sale of all or substantially all of the assets (including, in the case of a subsidiary of Protective, bulk reinsurance or cession of substantially all of its policies and contracts) or other form of corporate reorganization pursuant to which shares of voting stock, or other securities of the subject corporation, are to be converted or exchanged into cash or other property, securities or other consideration.

Under the certificate of incorporation, the amendment of, repeal of or adoption of any provision inconsistent with provisions of the certificate of incorporation relating to business combinations with a related person requires the affirmative vote of the holders of at least 80 percent of Protective’s voting stock and the holders of at least 67 percent of Protective’s voting stock held by holders other than such related person.

Delaware Business Combination Statute.  As a Delaware corporation, Protective is subject to Section 203 of the Delaware General Corporation Law, unless Protective elects in its certificate of incorporation not to be governed by the provisions of Section 203. Protective has not made that election. Section 203 can affect the ability of an “interested stockholder” of Protective to engage in business combinations, such as mergers, consolidations or acquisitions of additional shares of Protective, for a period of three years following the time that the stockholder becomes an “interested stockholder.” An “interested stockholder” is defined to include persons owning directly or indirectly 15% or more of the outstanding voting stock of a corporation. The provisions of Section 203 are not applicable in some circumstances, including those in which (a) the business combination or transaction which results in the stockholder becoming an “interested stockholder” is approved by the corporation’s board of directors prior to the time the stockholder becomes an “interested stockholder” or (b) the “interested stockholder,” upon consummation of such transaction, owns at least 85% of the voting stock of the corporation outstanding prior to such transaction.

Certain Limitations on Dividends and Other Payments

Under the terms of Protective’s 7 1/2% Subordinated Debentures, Series D, the 7 1/4% Subordinated Debentures, Series E, the 6 1/8% Subordinated Debentures, Series F, and the 7 1/4% Capital Securities due 2066, Protective has the right to extend the interest payment period with respect to the Series D, E and F Debentures and the Capital Securities. During any such extended interest period, or at any time during which there is an uncured default or event of default (as defined in the subordinated indenture) under the Series D, E and F Debentures and the Capital Securities, Protective is prohibited from paying any dividends on, or redeeming, purchasing, acquiring or making a liquidation payment with respect to, any of its shares of capital stock or making any guarantee payments with respect to the foregoing, with certain limited exceptions.